BALANCE SHEET COMPONENTS	12 Months Ended
Dec. 31, 2024
BALANCE SHEET COMPONENTS
BALANCE SHEET COMPONENTS

(4) BALANCE SHEET COMPONENTS

Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consisted of the following (in thousands):

	December 31,	December 31,
	2024	2023
Other current assets	$845	$250
Prepaid expenses	649	1,168
Prepaid research and development	—	375
Total prepaid expenses and other current assets	$1,494	$1,793

Accrued and Other Current Liabilities

In June 2024, following the Company’s decision to halt further development of AV-101, the Company announced its plan to terminate nearly all of its workforce in the coming months (the “Workforce Reduction Plan”). As of December 31, 2024, 47 individuals, or approximately 92% of the Company’s workforce, have been terminated. The affected individuals have been and will be provided severance benefits, including cash severance payments. Each affected individual’s eligibility for severance benefits is contingent upon entering into a separation agreement, which includes a general release of claims against the Company. In connection with the Workforce Reduction Plan, the Company incurred costs (in consideration of releases) of approximately $6.7 million, which are primarily one-time severance benefits, during the year ended December 31, 2024. The Company has paid approximately $3.8 million of severance benefits, and liabilities associated with the Workforce Reduction Plan were approximately $2.9 million as of December 31, 2024. The Company estimates that the remaining liabilities will be paid in the first quarter of 2025.

Accrued and other current liabilities consisted of the following (in thousands):

	December 31,	December 31,
	2024	2023
Accrued payroll and other employee benefits	2,868	4,368
Other	319	1,090
Accrued research and development	—	9,363
Total accrued and other current liabilities	$3,187	$14,821